EXHIBIT A - Independent Auditors' Consent

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 6 to Registration Statement No. 033-62203 of Glenbrook Life and Annuity Company Separate Account A of Glenbrook Life and Annuity Company on Form N-4 of our report dated February 25, 2000 relating to the financial statements and the related financial statement schedule of Glenbrook Life and Annuity Company, and our report dated March 27, 2000 relating to the financial statements of Glenbrook Life and Annuity Company Seperate Account A, appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Glenbrook Life and Annuity Company Seperate Account A of Glenbrook Life and Annuity Company), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus and Statement of Additional Information.



Chicago, Illinois
April 18, 2000


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EXHIBIT B - Consent of Freedman, Levy, Kroll & Simonds



FREEDMAN, LEVY, KROLL & SIMONDS



                                   CONSENT OF
                         FREEDMAN, LEVY, KROLL & SIMONDS


     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 6 to the Form N-4 Registration Statement of Glenbrook Life and Annuity Company Separate Account A (File No. 033-62203).


                              /s/  Freedman, Levy, Kroll & Simonds
                              FREEDMAN, LEVY, KROLL & SIMONDS


Washington, D.C.
April 19, 2000